UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 6, 2011 (September 30, 2011)

TPC GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34727	20-0863618
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5151 San Felipe, Suite 800, Houston, Texas 77056

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (713) 627-7474

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) and (e) On September 30, 2011, TPC Group Inc. (the “Company”) entered into the Second Amendment to the Employment Agreement with Miguel A. Desdin, Senior Vice President and Chief Financial Officer of the Company. The amendment extends until November 15, 2011, the Company’s standard relocation benefits to Mr. Desdin. The amendment modifies the amount by which Mr. Desdin will be reimbursed by the Company for loss on the sale of his residence, provided that such reimbursement will be limited to an amount (if positive) equal to $900,000 less the sale price of the residence reduced by the amount of commissions, closing costs and required repairs, contingent on a sale occurring prior to December 31, 2012. The amendment also provides that the Company will pay Mr. Desdin an amount such that, after reduction for applicable tax withholding, he receives $200,000 towards the purchase of a residence in the Houston area if such purchase occurs prior to March 1, 2012. The Company will make a gross-up payment to Mr. Desdin to the extent such relocation benefits, reimbursements, and payments are taxable to Mr. Desdin.

Mr. Desdin must repay to the Company any reimbursements related to the sale of his residence received under the Employment Agreement (and any corresponding gross-up payments) on a monthly prorated basis if his employment is terminated for “cause” or if he resigns without “good reason” (as such terms are defined in the Employment Agreement) within three years after the effective date of the amendment. Mr. Desdin must also repay to the Company the payment related to his purchase of a residence in the Houston area received under the Employment Agreement (and any corresponding gross-up payments) if his employment is terminated for “cause” or if he resigns without “good reason” within one year after the payment date.

The foregoing description of the amendment is qualified in its entirety by reference to the amendment, which is attached hereto as Exhibit 10.3 and incorporated herein by reference.

On October 4, 2011 the Board of Directors (the “Board”) of the Company elected Michael S. White as Senior Vice President — Operations of the Company, effective on his start date on or before November 1, 2011.

Mr. White, age 53, has served as Senior Vice President, Operations of SunCoke Energy, Inc., an independent producer of metallurgical coke, since July 2008. Prior to joining SunCoke Energy, Inc., Mr. White was Vice President, Manufacturing for Sunoco Chemicals, a business unit of Sunoco, Inc., from July 2003 to July 2008. Mr. White worked for Lyondell-Equistar Chemicals from 1989 to 2003, where he held roles of increasing responsibility including Plant Manager, General Manager Manufacturing and Vice President Health, Environment and Safety, and previously held various engineering positions in both the refining and chemicals businesses of ExxonMobil Corporation. Mr. White holds a B.S. in Chemical Engineering from Rensselaer Polytechnic Institute.

There are no arrangements or understandings between Mr. White and any other person pursuant to which Mr. White was selected as an officer. Mr. White has no family relationship with any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer. There are no transactions in which Mr. White has an interest requiring disclosure under Item 404(a) of Regulation S-K.

The Company and Mr. White executed an offer letter dated as of September 30, 2011 pursuant to which Mr. White’s annual base salary will be $385,000. The offer letter also provides that he will be eligible (i) to receive an award under the Company’s 2009 Long Term Incentive Plan for calendar year 2012 with a grant date target value of 65% of base salary, (ii) to earn an annual incentive bonus based on achievement of Company targets determined by the Compensation Committee of the Board, with a bonus target percentage of 65% of base salary and (iii) to participate in the Company’s executive severance plan, savings and retirement plans and welfare benefit plans that are generally available to executive officers, and four weeks’ paid vacation per calendar year.

By terminating employment with his former employer to join the Company, Mr. White forfeited significant equity incentive awards. To compensate him for the forfeited awards, the offer letter also provides that Mr. White will receive initial awards under the Company’s 2009 Long Term Incentive Plan, to be granted as soon as practicable on or after his start date, consisting of a restricted stock unit award with a grant date value of $250,000 and a stock appreciation right award with a grant date value of $250,000, both of which will become fully vested upon January 1, 2015, provided Mr. White has been continuously employed by the Company through that date. The form of Stock Appreciation Rights Agreement is attached hereto as Exhibit 10.5 and incorporated herein by reference.

The offer letter provides that Mr. White will receive relocation benefits, consisting of temporary housing expenses for a period not to exceed nine months from his start date, including reasonable expenses for return trips home and airfare, reimbursement of moving costs to Houston and associated closing costs. The offer letter also provides that the Company will make payments to Mr. White of up to $550,000, after reduction for required federal income and payroll tax withholding, to reimburse him for amounts he may be required to repay to his former employer as a result of his departure.

Mr. White must repay to the Company any relocation benefits received under his offer letter (and any corresponding gross-up payments) on a monthly prorated basis if his employment is terminated for “cause” or if he resigns without “good reason” (as such terms are defined in the Company’s Executive Severance Plan) within three years after his start date.

The offer letter is attached hereto as Exhibit 10.4 and incorporated herein by reference, and the foregoing description is qualified in its entirety by reference thereto.

Item 7.01 Regulation FD Disclosure

On October 6, 2011, the Company issued a press release announcing the appointment of Michael S. White as an officer of the Company. A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

Pursuant to General Instruction B.2 of Form 8-K and Securities and Exchange Commission Release No. 33-8176, the information contained in the press release identified above shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	Employment Agreement dated as of June 1, 2010 between TPC Group Inc. and Miguel A. Desdin (incorporated herein by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed June 4, 2010)

10.2	Amendment to Executive Employment Agreement dated as of May 23, 2011 by and between TPC Group Inc. and Miguel A. Desdin (incorporated herein by reference to Exhibit 10.7 to the Company’s Current Report on Form 8-K filed May 24, 2011)

10.3*	Second Amendment to Executive Employment Agreement dated September 30, 2011, between TPC Group Inc. and Miguel A. Desdin

10.4*	Employment Offer Letter Agreement dated September 30, 2011, between TPC Group Inc. and Michael S. White

10.5*	Form of Stock Appreciation Rights Agreement under the 2009 Long-Term Incentive Plan

10.6	TPC Group Inc. Executive Severance Plan dated effective July 1, 2010 (incorporated herein by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed July 6, 2010)

99.1*	Press Release dated October 6, 2011

*	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TPC GROUP INC.

Date: October 6, 2011	By:	/s/ Shannon B. Weinberg
Shannon B. Weinberg
Deputy General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit Number	Description

10.1	Employment Agreement dated as of June 1, 2010 between TPC Group Inc. and Miguel A. Desdin (incorporated herein by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed June 4, 2010)

10.2	Amendment to Executive Employment Agreement dated as of May 23, 2011 by and between TPC Group Inc. and Miguel A. Desdin (incorporated herein by reference to Exhibit 10.7 to the Company’s Current Report on Form 8-K filed May 24, 2011)

10.3*	Second Amendment to Executive Employment Agreement dated September 30, 2011, between TPC Group Inc. and Miguel A. Desdin

10.4*	Employment Offer Letter Agreement dated September 30, 2011, between TPC Group Inc. and Michael S. White

10.5*	Form of Stock Appreciation Rights Agreement under the 2009 Long-Term Incentive Plan

10.6	TPC Group Inc. Executive Severance Plan dated effective July 1, 2010 (incorporated herein by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed July 6, 2010)

99.1*	Press Release dated October 6, 2011

*	Filed herewith